UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

TAX-FREE FIXED INCOME FUND IV FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Ethan A. Danial

Ian McCarthy

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On June 27, 2024, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (“SEC”) an Amendment No. 1 to their Schedule 13D with respect to Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit A.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Stockholders of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (with respect to its 2024 annual meeting of stockholders):

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) intend to file with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the stockholders of the Fund with respect to its 2024 annual meeting of stockholders. All stockholders of the Fund are advised to read the definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants when they become available, as they will contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card will be furnished to some or all of the Fund’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on June 27, 2024. This document is available free of charge from the source indicated above.

2

Exhibit A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 1)*

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.
(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

87677F105
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

June 25, 2024
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 87677F105	SCHEDULE 13D

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 1,477,576
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 1,477,576

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,477,576
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.9%[1]
14	TYPE OF REPORTING PERSON OO

1	The percentages used herein are based upon 30,419,777 shares of common stock outstanding, which represents the shares of common stock outstanding as of March 31, 2024, according to the Issuer’s Certified Shareholder Report on Form N-CSR (the “Shareholder Report”) filed with the Securities and Exchange Commission ( “SEC”) on June 5, 2024.

CUSIP No. 87677F105	SCHEDULE 13D

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 3,467
	8	SHARED VOTING POWER 1,477,576
	9	SOLE DISPOSITIVE POWER 3,467
	10	SHARED DISPOSITIVE POWER 1,477,576

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 1,481,043
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.9%[1]
14	TYPE OF REPORTING PERSON IN

1	The percentages used herein are based upon 30,419,777 shares of Common Stock outstanding as of March 31, 2024, as disclosed in the Shareholder Report.

CUSIP No. 87677F105	SCHEDULE 13D

1	NAME OF REPORTING PERSON Ethan A. Danial
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 189,490[1]
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 189,490

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 189,490[1]
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%[2]
14	TYPE OF REPORTING PERSON IN

1	Consisting of 189,490 shares owned by RAD Investments, LLC, which Mr. Danial, as one of its managers may be deemed to beneficially own.
2	The percentages used herein are based upon 30,419,777 shares of Common Stock outstanding as of March 31, 2024, as disclosed in the Shareholder Report.

CUSIP No. 87677F105	SCHEDULE 13D

1	NAME OF REPORTING PERSON Ian McCarthy
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 87677F105	SCHEDULE 13D

The following constitutes Amendment No. 1 (“Amendment No. 1”) to the Schedule 13D filed by the undersigned with the Securities and Exchange Commission (the “SEC”) on June 20, 2024 (together, the “Schedule 13D”). This Amendment No. 1 amends the Schedule 13D as specifically set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Schedule 13D.

Item 4.	PURPOSE OF TRANSACTION

Item 4 is supplemented with the following:

On June 25, 2024, the Reporting Persons filed an amendment to their preliminary proxy statement with the SEC.

CUSIP No. 87677F105	SCHEDULE 13D

SIGNATURES

After reasonable inquiry and to the best of his or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: June 27, 2024

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

William Heath Hawk

/s/ William Heath Hawk

Ethan A. Danial

/s/ Ethan A. Danial

Ian McCarthy

/s/ Ian McCarthy